UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Seven Hills Realty Trust

(Exact name of registrant as specified in its charter)

MARYLAND	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458
(Address of principal executive offices, including zip code)

(617) 332-9530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Seven Hills Realty Trust.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 23, 2023 (the “Annual Meeting”), the Company’s shareholders voted on the election of Mr. Matthew P. Jordan as a Managing Trustee in Class I of the Board of Trustees (the “Board”) for a three year term of office continuing until the Company’s 2026 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Jordan received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Matthew P. Jordan	6,619,130	527,594	5,160,109

The Company’s shareholders also voted on the election of Mr. William A. Lamkin as an Independent Trustee in Class I for a three year term of office continuing until the Company’s 2026 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Lamkin received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
William A. Lamkin	5,376,428	1,770,296	5,160,109

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2023 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
12,043,290	65,794	197,749	N/A

The results reported above are final voting results.

Item 8.01.    Other Events

On May 23, 2023, the Board appointed Thomas J. Lorenzini, currently our President, as our Chief Investment Officer, effective, May 23, 2023, in addition to continuing in his current office of President.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

By:	/s/ Tiffany R. Sy
Name:	Tiffany R. Sy
Title:	Chief Financial Officer and Treasurer

Date:  May 24, 2023